JOINDER AGREEMENT AND FOURTH AMENDMENT
TO
UNDERWRITING, CONTINUING INDEMNITY AND SECURITY AGREEMENT
     This JOINDER AGREEMENT AND FOURTH AMENDMENT TO UNDERWRITING, CONTINUING INDEMNITY AND SECURITY AGREEMENT (“Joinder Agreement”), dated as of March 31, 2009, is made by American Home Assurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., and The Insurance Company of the State of Pennsylvania (collectively “AIG”); and Liberty Mutual Insurance Company, a Massachusetts company, Liberty Mutual Fire Insurance Company, and Safeco Insurance Company of America (collectively, the “New Co-Surety”); Federal Insurance Company, an Indiana corporation (“Federal”); and Quanta Services, Inc., a Delaware corporation (the “Company”), and the other undersigned Indemnitors.
WITNESSETH:
     WHEREAS, Federal, the Company, and the other Indemnitors are party to that certain Underwriting, Continuing Indemnity and Security Agreement, dated as of March 14, 2005, as amended by that certain Joinder Agreement and Amendment to Underwriting, Continuing Indemnity, and Security Agreement dated as of November 28, 2006, wherein AIG was added as a Surety, as further amended by that certain Second Amendment to Underwriting, Continuing Indemnity, and Security Agreement dated as of January 9, 2008, and by that certain Joinder and Third Amendment to Underwriting, Continuing Indemnity, and Security Agreement dated as of December 19, 2008 (collectively the “Underwriting Agreement”);
     WHEREAS, Federal and Bank of America, N.A., a national banking association, as Lender Agent on behalf of the other Lender Parties (as therein defined), are party to that certain Intercreditor Agreement dated March 14, 2005, as modified by that certain Joinder Certificate dated November 28, 2006, wherein AIG was added as a Surety (collectively the “Intercreditor Agreement”);
     WHEREAS, the Company, the other Indemnitors, Federal and the New Co-Surety desire that the New Co-Surety become a party to the Underwriting Agreement and a co-surety thereunder in accordance with Section 46 of the Underwriting Agreement;
     WHEREAS, concurrently with the execution and delivery of this Agreement, the New Co-Surety is executing and delivering to the Lender Agent (as defined in the Intercreditor Agreement) a Joinder Certificate, of even date herewith;
     WHEREAS, concurrently with their entry into this Joinder Agreement, Federal and the New Co-Surety are entering into a Co-Surety Agreement; and
     WHEREAS, this Joinder Agreement, the terms hereof and consummation of the transactions contemplated hereby will be beneficial to the Company and the other Indemnitors.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto hereby agree as follows:
     1. Definitions. Capitalized terms used in this Joinder Agreement and not otherwise defined are used as defined in the Underwriting Agreement.
     2. Representations and Warranties. Each party to this Joinder Agreement, individually and for itself only, hereby represents and warrants to each of the other parties as follows:
     2.1 The execution, delivery and performance by such party of this Joinder Agreement and the performance by such party of its respective obligations under this Joinder Agreement and the Underwriting Agreement, and the consummation of the transactions contemplated hereby and thereby, (a) have been duly authorized by all necessary corporate or other such action, if any, and (b) do not and will not, with or without the giving of notice or lapse of time or both, (i) contravene any term or condition of its organizational documents or (ii) violate any applicable laws. Such party has all requisite corporate, partnership or limited liability company power and authority to enter into this Joinder Agreement and to perform its obligations hereunder and under the Underwriting Agreement.
     2.2 This Joinder Agreement has been duly and validly executed and delivered by such party and this Joinder Agreement and the Underwriting Agreement constitute the legal, valid and binding obligations of such party, enforceable against such party in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).
     3. Joinder. By executing and delivering this Joinder Agreement, the New Co-Surety, Federal, AIG, the Company, and each other Indemnitor hereby agree as follows:
     (a) Effective as of the date of this Joinder Agreement, the New Co-Surety shall become, and thereafter shall be, a party to the Underwriting Agreement as a co-surety thereunder, and shall be entitled to all applicable benefits of the Underwriting Agreement and the other Surety Credit Documents in accordance with the terms and conditions of the Underwriting Agreement and the other Surety Credit Documents and of this Joinder Agreement, and the New Co-Surety shall be bound by, and hereby agrees to comply with, all applicable obligations under the Underwriting Agreement and the other Surety Credit Documents in accordance with the terms and conditions of the Underwriting Agreement and the other Surety Credit Documents and of this Joinder Agreement.
     (b) Effective as of the date of this Joinder Agreement, the definition of “Surety” in the Underwriting Agreement shall be deemed to include the New Co-Surety; provided, however, that notwithstanding the foregoing or anything to the contrary in the Underwriting Agreement or this Joinder Agreement, “Surety” shall be deemed to refer only to Federal, and Federal shall be authorized to act without the joinder of the New Co-Surety, under the following provisions in the Underwriting Agreement:

          (i) Principal will deliver to Federal and Federal will be entitled to accept on behalf of Federal and New Co-Surety any cash and/or letters of credit that are delivered pursuant to clauses (b), (d), (e) and (j) of the definition of “Event of Default” in Section 1 of the Underwriting Agreement;
          (ii) Section 2 of the Underwriting Agreement;
          (iii) The second sentence in the third paragraph in Section 5 of the Underwriting Agreement;
          (iv) The first sentence in the fourth paragraph in Section 5 of the Underwriting Agreement; and
          (v) Any provision relating to a Bond issued by Federal without the participation of the New Co-Surety including, without limitation, any waiver or consent relating to any such Bond or related Bonded Contract (including, without limitation, pursuant to Section 37 of the Underwriting Agreement).
     (c) Notwithstanding the foregoing or anything to the contrary in the Underwriting Agreement or this Joinder Agreement, “Surety” shall not be deemed to refer to New Co-Surety, and Federal and/or AIG, as appropriate, shall be authorized to act without the joinder of the New Co-Surety, under any provision relating to a Bond issued by Federal and/or AIG without the participation of the New Co-Surety including, without limitation, any waiver or consent relating to any such Bond or related Bonded Contract (including, without limitation, pursuant to Section 37 of the Underwriting Agreement).
     (d) For purposes of Section 38 of the Underwriting Agreement, the following address of the New Co-Surety shall be added to the address for notices to the Surety:
Liberty Mutual Insurance Company
450 Plymouth Road, Suite 400
Plymouth Meeting, PA 19462
Attn: Virginia C. Boyle
     4. Consent. The Company hereby consents to the joinder of the New Co-Surety pursuant to this Joinder Agreement in accordance with Section 46 of the Underwriting Agreement.
     5. Further Instruments and Actions. The parties to this Joinder Agreement hereby agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent and purpose of this Joinder Agreement.
     6. Information and Agreements. The New Co-Surety hereby acknowledges and agrees that it has received the Underwriting Agreement and the Intercreditor Agreement, including, without limitation, all of the respective exhibits and schedules thereto, together with all other documents and information (including, without limitation, financial information) as it has deemed necessary or appropriate to make its own determination to enter into this Joinder Agreement.
     7. Amendment. This Joinder Agreement may not be amended or modified except by a writing signed by or on behalf of each of the parties hereto.
     8. Headings. The section headings in this Joinder Agreement are included for convenience of reference only and shall not constitute a part of this Joinder Agreement for any other purpose.
     9. Governing Law. This Joinder Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York (without giving effect to its conflict of laws principles).
     10. Ratification. The Underwriting Agreement, the other Surety Credit Documents and any other documents executed and delivered pursuant thereto or in connection therewith are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.
     11. Entire Agreement. This Joinder Agreement, together with the Underwriting Agreement and the other Surety Credit Documents, represent the entire agreement between the parties hereto concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein.
     12. Severability. Should any provision of this Joinder Agreement be invalid or unenforceable for any reason, the remaining provisions hereof will remain in full effect.
     13. Binding Agreement. This Joinder Agreement, and the terms, covenants, and conditions hereof, will be binding upon the parties hereto and their respective successors and assigns, and will inure to the benefit of the parties, and their respective successors and permitted assigns.
     14. Counterparts. This Joinder Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile copy of an executed original counterpart of this Joinder Agreement shall have the same force and effect as an executed original counterpart.
     IN WITNESS WHEREOF, the parties hereto have executed this Joinder Agreement as of the date first above written.

NEW CO-SURETY:

LIBERTY MUTUAL INSURANCE COMPANY

By:	/s/ William J. Misero
	Name:	William J. Misero
	Title:	Assistant Secretary

LIBERTY MUTUAL FIRE INSURANCE COMPANY
By:	/s/ William J. Misero
	Name:	William J. Misero
	Title:	Assistant Secretary

SAFECO INSURANCE COMPANY OF AMERICA
By:	/s/ William J. Misero
	Name:	William J. Misero
	Title:	Assistant Secretary

AIG:
AMERICAN HOME ASSURANCE COMPANY
NATIONAL UNION FIRE INSURANCE
COMPANY OF PITTSBURGH, PA.
THE INSURANCE COMPANY OF THE STATE
OF PENNSYLVANIA

By:	/s/ Kevin M. Maroney
	Name:	Kevin M. Maroney
	Title:	Assistant Vice President

FEDERAL:

FEDERAL INSURANCE COMPANY

By:	/s/ James E. Altman
	Name:	James E. Altman
	Title:	Vice President

PRINCIPAL/INDEMNITORS: QUANTA SERVICES, INC.
By:	/s/ Darren B. Miller
	Name:	Darren B. Miller
	Title:	Vice President-Information Technology and Administration

ADVANCED TECHNOLOGIES AND
INSTALLATION CORPORATION
ALLTECK LINE CONTRACTORS (USA), INC.
AUSTIN TRENCHER, INC.
BLAIR PARK SERVICES, LLC
BRADFORD BROTHERS, INCORPORATED
CAN-FER CONSTRUCTION COMPANY
CCLC, INC.
CMI SERVICES, INC.
CONTI COMMUNICATIONS, INC.
CROCE ELECTRIC COMPANY, INC.
DACON CALIFORNIA, INC.
DACON, LLC
DASHIELL CALIFORNIA, INC.
DASHIELL, LLC
DILLARD SMITH CONSTRUCTION COMPANY
FIVE POINTS CONSTRUCTION CO.
GLOBAL ENERCOM MANAGEMENT, INC.
GOLDEN STATE UTILITY CO.
H.L. CHAPMAN PIPELINE CONSTRUCTION,
        INC.
INFRASOURCE POWER CALIFORNIA, INC.
INFRASOURCE TELECOMMUNICATION
SERVICES, LLC

INFRASOURCE TRANSMISSION SERVICES
            COMPANY
INFRASOURCE UNDERGROUND
            CONSTRUCTION CALIFORNIA, INC.
INFRASOURCE UNDERGROUND
            CONSTRUCTION, INC.
INFRASOURCE UNDERGROUND
            CONSTRUCTION, LLC
INFRASOURCE UNDERGROUND
            CONSTRUCTION SERVICES, LLC
INFRASOURCE UNDERGROUND
            INSTALLATION, LLC
INFRASOURCE UNDERGROUND SERVICES
            CANADA, INC.
INTERMOUNTAIN ELECTRIC, INC.
IRBY CONSTRUCTION COMPANY
MANUEL BROS., INC.
MEARS GROUP, INC.
MEJIA PERSONNEL SERVICES, INC.
METRO UNDERGROUND SERVICES, INC. OF
            ILLINOIS
M.J. ELECTRIC CALIFORNIA, INC.
M.J. ELECTRIC, LLC
NETWORK ELECTRIC COMPANY
NORTH SKY COMMUNICATIONS, INC.
PAR ELECTRICAL CONTRACTORS, INC.
PARKSIDE SITE & UTILITY COMPANY
            CORPORATION
PARKSIDE UTILITY CONSTRUCTION CORP.
PAULEY CONSTRUCTION INC.
POTELCO, INC.
PROFESSIONAL TELECONCEPTS, INC. (IL)
PROFESSIONAL TELECONCEPTS, INC. (NY)
QUANTA DELAWARE, INC.
QUANTA GOVERNMENT SERVICES, INC.
QUANTA GOVERNMENT SOLUTIONS, INC.
QUANTA UTILITY INSTALLATION
            COMPANY, INC.
QUANTA UTILITY SERVICES — GULF
            STATES, INC.
R.A. WAFFENSMITH & CO., INC.
SOUTHWEST TRENCHING COMPANY, INC.
SPALJ CONSTRUCTION COMPANY
SUMTER UTILITIES, INC.
SUNESYS, LLC
THE RYAN COMPANY, INC.

TOM ALLEN CONSTRUCTION COMPANY TRAWICK CONSTRUCTION COMPANY, INC. UNDERGROUND CONSTRUCTION CO., INC. UTILITY LINE MANAGEMENT SERVICES, INC. VCI TELCOM, INC. W.C. COMMUNICATIONS, INC. WINCO, INC.

By:	/s/ Tana L. Pool
	Name:	Tana L. Pool
	Title:	Vice President

QUANTA UTILITY SERVICES, LLC
By:	Mejia Personnel Services, Inc., Its Sole Member

By:	/s/ Tana L. Pool
	Name:	Tana L. Pool
	Title:	Vice President

OKAY CONSTRUCTION COMPANY, LLC TJADER, L.L.C.
By:	Spalj Construction Company, Its Sole Member

By:	/s/ Tana L. Pool
	Name:	Tana L. Pool
	Title:	Vice President

MEARS/CPG LLC MEARS ENGINEERING/ LLC MEARS/HDD, LLC MEARS SERVICES LLC

By:	Mears Group, Inc., The Sole Member of each of the foregoing limited liability companies

By:	/s/ Tana L. Pool
	Name:	Tana L. Pool
	Title:	Vice President

DIGCO UTILITY CONSTRUCTION, L.P. LINDSEY ELECTRIC, L.P. NORTH HOUSTON POLE LINE, L.P.

By:	Mejia Personnel Services, Inc., Its General Partner

By:	/s/ Tana L. Pool
	Name:	Tana L. Pool
	Title:	Vice President

QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.
By:	QSI, Inc., Its General Partner

By:	/s/ Tana L. Pool
	Name:	Tana L. Pool
	Title:	Vice President

SPECTRUM CONSTRUCTION CONTRACTING, L.L.C.
By:	Conti Communications, Inc., its Sole Member

By:	/s/ Tana L. Pool
	Name:	Tana L. Pool
	Title:	Vice President